SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December  27, 1999
                                                   ------------------


                            ZIASUN TECHNOLOGIES, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
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          (State or other jurisdiction of Incorporation or organization


       000-27349                                        84-1376402
 ------------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


462 Stevens Avenue, Suite 106, Solana Beach, California                 92075
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(Address of principal executive offices)                              (Zip Code)

                                 (619) 350-4060
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              (Registrant's telephone number, including area code)


                                       N/A
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     On  December  27,  1999,  the  Registrant  entered  into a  Share  Purchase
Agreement with Internet Ventures, Ltd., a Somoa registered company ("IVL"), under which the Registrant would sell all shares and interest, in its subsidiary, Asia4sale.com, Ltd., to IVL, in consideration of $5,000,000 cash and 300,000 shares of the common stock of IVL which would represent at the Closing of said transaction thirty percent (30%) of the issued and outstanding common stock of IVL.

     The sale of Asia4Sale.com Ltd., to IVL was approved by the boards of directors of the Registrant and completed and closed on December 30, 1999.

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

     (c) Exhibits.
         --------

          1 Share Purchase Agreement between the Registrant and IVL dated December 27, 1999.

                                   SIGNATURES
                                   ----------
         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             ZiaSun Technologies, Inc.
                                             (Registrant)


Dated: January 14, 2000                      /S/ D. Scott Elder
                                             -----------------------------------
                                             By:  D. Scott Elder
                                             Its: Chief Executive Officer




Dated: January 14, 2000                      /S/ Allen D. Hardman
                                             -----------------------------------
                                             By:  Allen D. Hardman
                                             Its: Vice President

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